                       STATEMENT OF ADDITIONAL INFORMATION
                           COLUMBIA FUNDS SERIES TRUST

                               MONEY MARKET FUNDS
                     Columbia Connecticut Municipal Reserves
                    Columbia Massachusetts Municipal Reserves

                       Retail A Shares and G-Trust Shares

                                 October 1, 2006

     This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About this SAI" for information on what the SAI is and how it should be used.

     Copies of any of the prospectuses may be obtained without charge by writing Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, or by calling Columbia Funds at (800) 345-6611 if you are an individual investor or (800) 353-0828 if you are an institutional investor. The Funds' annual reports to shareholders, including the audited financial statements for the Funds dated May 31, 2006, are hereby incorporated into this SAI by reference.

     FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

INT-39/112732-0806

                                TABLE OF CONTENTS

ABOUT THIS SAI............................................................     1
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS...........................     2
   General................................................................     2
   Investment Policies....................................................     2
      Fundamental Policies................................................     2
      Non-Fundamental Policies............................................     3
      Exemptive Orders....................................................     4
   Permissible Fund Investments and Investment Techniques.................     4
   Descriptions of Permissible Investments................................     5
      Bank Obligations (Domestic and Foreign).............................     5
      Borrowings..........................................................     5
      Derivatives.........................................................     6
      Foreign Securities..................................................     7
      Guaranteed Investment Contracts and Funding Agreements..............     8
      Linked Securities and Structured Products...........................     8
      Money Market Instruments............................................     9
      Municipal Securities................................................    10
      Other Investment Companies..........................................    12
      Pass-Through Securities (Participation Interests and Company
         Receipts)........................................................    13
      REITs and Master Limited Partnerships...............................    14
      Repurchase Agreements...............................................    15
      Reverse Repurchase Agreements.......................................    15
      Stripped Securities.................................................    15
      Swap Contracts......................................................    16
      U.S. Government Obligations.........................................    16
      Variable- and Floating-Rate Instruments.............................    17
   Other Considerations...................................................    17
      Temporary Defensive Purposes........................................    17
      Portfolio Turnover..................................................    17
      Disclosure of Portfolio Holdings Information........................    17
MANAGEMENT OF THE TRUST...................................................    19
   Aggregation............................................................    19
   The Trustees and Officers..............................................    19
   Board Committees.......................................................    22
   Board Compensation.....................................................    23
   Columbia Funds Deferred Compensation Plan..............................    24
   Beneficial Equity Ownership Information................................    24
   Codes of Ethics........................................................    25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    25
INVESTMENT ADVISORY AND OTHER SERVICES....................................    26
   Investment Adviser.....................................................    26
      Investment Advisory Agreements......................................    26
      Expense Limitations.................................................    27
      Advisory Fees Paid..................................................    27
   Administrator..........................................................    27
      Administration Fees Paid............................................    28
      Pricing and Bookkeeping Agent.......................................    28
      Pricing and Bookkeeping Agency Fees Paid............................    28
   Distribution Fees Paid.................................................    29
   Expenses...............................................................    29
   Other Service Providers................................................    29
      Transfer Agents and Custodian.......................................    29

      Independent Registered Public Accounting Firm.......................    30
      Counsel.............................................................    30
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    30
   General Brokerage Policy, Brokerage Transactions and Broker Selection..    30
   Aggregate Brokerage Commissions........................................    32
   Brokerage Commissions Paid to Affiliates...............................    33
   Directed Brokerage.....................................................    33
   Securities of Regular Broker/Dealers...................................    33
   Additional Investor Servicing Payments.................................    33
   Additional Financial Intermediary Payments.............................    33
      Marketing Support Payments..........................................    34
      Investor Servicing Payments.........................................    35
      Other Payments......................................................    36
CAPITAL STOCK.............................................................    36
   Description of the Trust's Shares......................................    36
   About the Trust's Capital Stock........................................    36
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    38
   Purchase, Redemption and Exchange......................................    38
   Offering Price.........................................................    38
INFORMATION CONCERNING TAXES..............................................    39
   Qualification as a Regulated Investment Company........................    39
   Excise Tax.............................................................    40
   Capital Loss Carry-Forwards............................................    41
   Taxation of Fund Investments...........................................    41
   Taxation of Distributions..............................................    42
   Sales and Exchanges of Fund Shares.....................................    42
   Foreign Taxes..........................................................    43
   Federal Income Tax Rates...............................................    43
   Backup Withholding.....................................................    43
   Tax-Deferred Plans.....................................................    44
   Corporate Shareholders.................................................    44
   Foreign Shareholders...................................................    44
   Foreign Shareholders...................................................    44
   Special Tax Considerations Pertaining to all the Tax-Exempt Funds......    45
   Special Tax Considerations Pertaining to Columbia Connecticut Municipal
      Reserves............................................................    45
   Special Tax Considerations Pertaining to Columbia Massachusetts
      Municipal Reserves..................................................    46
UNDERWRITER COMPENSATION AND PAYMENTS.....................................    46
   Advertising Fund Performance...........................................    47
   Yield Calculations.....................................................    48
      Money Market Funds..................................................    48
   Total Return Calculations..............................................    49
   Cumulative Return......................................................    49
   After-Tax Return Calculations..........................................    50
APPENDIX A--DESCRIPTION OF SECURITY RATINGS...............................   A-1
APPENDIX B--GLOSSARY......................................................   B-1
APPENDIX C--DESCRIPTION OF STATE CONDITIONS...............................   C-1

                                 ABOUT THIS SAI

          WHAT IS THE SAI?

          The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

          Specifically, the SAI, among other things, provides information about:
Columbia Funds Series Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

          HOW SHOULD I USE THE SAI?

          The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Columbia Funds at (800) 345-6611 or by visiting the Funds online at www.columbiafunds.com.

          WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

          The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

          IS THE SAI AVAILABLE ON THE INTERNET?

          Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Columbia Funds Series Trust."

          WHO MAY I CONTACT FOR MORE INFORMATION?

 If you have any questions about the Funds, please call Columbia Funds at (800)
   345-6611 if you are an individual investor or (800) 353-0828 if you are an institutional investor.

                              HISTORY OF THE TRUST

          The Trust is a registered investment company in the Columbia Funds Family. The Columbia Funds Family currently has more than 100 distinct investment portfolios and total assets in excess of $312 billion.

          The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

          Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves were first offered as series of the Trust on November 23, 2005. Each Fund has a fiscal year end of May 31st.

                 DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

          GENERAL

          Each fund is an open-end management investment company and is non-diversified.

          See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

          INVESTMENT POLICIES

          The investment objectives and principal investment strategies, and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

          The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplements the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval.

          Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

          FUNDAMENTAL POLICIES

     1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit a Fund's ability to invest in securities issued by other registered management investment companies.

     2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Each Fund may not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7.   Under normal circumstances,

          - Columbia Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax.

          - Columbia Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

          NON-FUNDAMENTAL POLICIES

     1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
          Section 12(d)(1)(G) will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. Each Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

     3. Each Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

     7. Each Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

     8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

          EXEMPTIVE ORDERS

          In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

     1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by CMA may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

     2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Columbia Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

     3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Columbia Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

     4. Pursuant to an exemptive order dated September 5, 2003, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

          PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

          Each Fund's prospectus identifies and summarizes (1) the types of securities in which the Fund invests as part of its principal investment strategies and (2) the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

          Subject to its fundamental and non-fundamental investment policies:

          - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as to enhance return. See "Descriptions of Permissible Investments--Derivatives."

          - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

          - Any Fund that invests in a security that could be deemed to create leverage and thus create a senior security under Section 18(f) of the 1940 Act will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions) or enter into certain offsetting positions to cover its obligations.

          In addition to the types of securities described in the prospectus for each of the Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets: linked securities; variable- and floating-rate notes; funding agreements; repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

          DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

          Additional information about individual types of securities (including key considerations and risks) in which one or more of the Funds may invest is set forth below.

          BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

          Bank obligations include, for example, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

          A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

          A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

          As a general matter, obligations of "domestic banks" are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent that they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

          Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

          Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

          Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that:
(a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of domestic banks; (c) a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) foreign deposits may be seized or nationalized; (e) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

          BORROWINGS

          Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

          The Funds participate in an uncommitted line of credit provided by State Street under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended May 31, 2006.

          As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

          A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

          Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that State Street is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

          DERIVATIVES

          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative, see those sections in this SAI discussing such securities.

          The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

          A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

          Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

          See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped

Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

          FOREIGN SECURITIES

          Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

          Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. When it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

          A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

          Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

          A Fund also may purchase American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

          Key Considerations and Risks: Foreign securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible impositions of foreign taxes, including potentially confiscatory levels of taxation and withholding, and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

          Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

          As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

          GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

          Guaranteed investment contracts ("GICs"), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

          Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

          LINKED SECURITIES AND STRUCTURED PRODUCTS

          Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

          Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

          One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

          Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

          SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

          Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

          With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

          SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

          MONEY MARKET INSTRUMENTS

          Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

          Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

          See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

          Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

          MUNICIPAL SECURITIES

          Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

          Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

          Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

          Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event that foreclosure might prove difficult.

          For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of Connecticut and Massachusetts, see "Appendix C" to the SAI.

          Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

          There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

          The Internal Revenue Service ("IRS") is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation, such as municipal bonds and notes, in fact meet the requirements for such exemption. Ordinarily, the Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize an investing regulated investment company's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

          OTHER INVESTMENT COMPANIES

          In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

          The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and
(c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

          A Fund may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. A Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts
- to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index.

          Each Fund has obtained permission from the SEC (via exemptive order) to purchase shares of other mutual funds in the Columbia Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

          Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. CMA and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the paragraph above.

          Key Considerations and Risks: A Fund may derive certain advantages from being able to invest in shares of other investment companies; for example, this ability may allow the Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares held directly, but also on the mutual fund shares that the Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

          Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, feeder funds invest all of their assets in a corresponding master portfolio with the same investment objective, principal investment strategies and risks. The master portfolios in the Columbia Funds Family are separate series of CFMIT, which is organized as a statutory trust under the laws of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the master portfolios of CFMIT, may invest in the master portfolios of CFMIT from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in a master portfolio of CFMIT which may have higher or lower fees and expenses than those of its corresponding feeder fund, and which may therefore have different performance results than the feeder fund.

          The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of master portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a feeder fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

          However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, feeder funds are potentially liable for certain legal obligations of the master portfolio in which they invest. The risk of a feeder fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a master portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a feeder fund nor its shareholders should be adversely affected by reason of a feeder fund's investing in a master portfolio. As with any mutual fund, other investors in a master portfolios could control the results of voting at the master portfolio level in certain instances (e.g., a change in fundamental policies by a master portfolio which was not approved by the Fund's shareholders). This could lead a feeder fund to decide to withdraw its investment in the master portfolio. A feeder fund also may withdraw its investment in a master portfolio at any time if the Board determines that it is in the best interest of the feeder fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the feeder fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the feeder fund or the hiring of an investment adviser to manage the feeder fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in a master portfolio could have an adverse effect on the performance of such master portfolio and its corresponding feeder fund, such as decreased economies of scale, and increased per share operating expenses.

          When a feeder fund is required to vote as an interest holder of a master portfolio, current regulations provide that in those circumstances the feeder fund may either pass-through the vote to its shareholders or the feeder fund may vote its shares in its master portfolio in the same proportion of all other security holders in the master portfolio.

          An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

          PASS-THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

          A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

          FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

          FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

          Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          REITS AND MASTER LIMITED PARTNERSHIPS

          A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls or loans on such properties. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to owners of properties, and passes any interest income it may earn to its shareholders.

          Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

          Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

          Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

          The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

          The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

          REPURCHASE AGREEMENTS

          A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

          Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

          Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

          REVERSE REPURCHASE AGREEMENTS

          A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

          Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

          STRIPPED SECURITIES

          Stripped securities are derivatives in which an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See generally "Descriptions of Permissible Investments--Derivatives." Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, can also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

          The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

          Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

          SWAP CONTRACTS

          Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

          Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

          The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

          U.S. GOVERNMENT OBLIGATIONS

          U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

          Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances comprise almost all of their portfolios.

          Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

          VARIABLE- AND FLOATING-RATE INSTRUMENTS

          These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

          Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

          Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

          OTHER CONSIDERATIONS

          TEMPORARY DEFENSIVE PURPOSES

          Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

          When a Fund engages in such strategies, it may not achieve its investment objective.

          PORTFOLIO TURNOVER

          The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

          DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

          The Board has adopted policies, and CMA has adopted policies and procedures, both with respect to the disclosure of the Funds' portfolio holdings by the Funds, CMA, or their affiliates. The Board has also adopted policies and procedures designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interest of Fund shareholders. These procedures address the resolution of possible conflicts of interest of a Fund's shareholders, on the one hand, and those of CMA, a Fund's sub-adviser, distributor, or any affiliated person of a Fund, on the other. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds' website at www.columbiafunds.com, if applicable, or (2) the business day next following the filing of the information with the SEC in a required filing. Certain limited exceptions that have been approved as part of the Funds' policies are described below. The Board will be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of CMA and its affiliates. The Funds' policies prohibit CMA and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosure of portfolio holding information to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

          Public Disclosures

          The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds' website at www.columbiafunds.com. This information is produced currently quarterly on a fiscal year basis and is available on the Funds' website. The top ten holdings list also is provided quarterly in Fund descriptions that are included in the offering materials of variable annuity contracts and/or variable life insurance products.

          The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain the Funds' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room. A complete list of each Fund's holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

          The scope of the information provided pursuant to the Funds' policies relating to each Fund's portfolio that is made available on the website may change from time to time without prior notice.

          The Funds, CMA or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly.

          Other Disclosures.

          The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds' chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, and the receiving party is subject to a duty not to trade on the non-public information.

          In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMDI or any affiliated person of the Fund on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

          In addition, the Funds' periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds' sub-advisers, the Funds' independent registered public accounting firm, legal counsel, financial printers, the Fund's proxy solicitor, the Funds' proxy voting service provider, rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

          The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to their being made public. These special arrangements include the following:

                                                                                    INDIVIDUAL OR
                                                                                     CATEGORY OF
                      COMPENSATION/           CONDITIONS/                          INDIVIDUALS WHO
    IDENTITY OF       CONSIDERATION      RESTRICTIONS ON USE OF     FREQUENCY OF    MAY AUTHORIZE
     RECIPIENT           RECEIVED             INFORMATION            DISCLOSURE       DISCLOSURE
    -----------       -------------   ---------------------------   ------------   ---------------
Computershare         None            Use of portfolio holdings     Periodically   Officers and
Trust Company, N.A.                   information for                              Employees
                                      reconciliation purposes.

Electra               None            Use of portfolio holdings     Daily          Chief Executive
Information Systems                   information for Columbia                     Officer
                                      Multi-Advisor International
                                      Equity Fund for trade
                                      reconciliation purposes.

FitchRatings          None            Use of portfolio holdings     Weekly         Chief Executive
                                      information solely for                       Officer
                                      FitchRatings' use in
                                      maintaining ratings on
                                      certain money market funds.

InvestorTools, Inc.   None            Access to holdings granted    Real time      Chief Executive
                                      solely for the purpose of                    Officer
                                      testing back office
                                      conversion of trading
                                      systems.

Thomson Financial     None            Access to holdings granted    Real time      Chief Executive
                                      solely for the purpose of                    Officer
                                      testing back office
                                      conversion of trading
                                      systems.

UBS                   None            Access to holdings granted    Real time      Chief Executive
                                      solely to enable UBS to                      Officer
                                      conduct due diligence on
                                      funds as offered through
                                      its wrap program platform.

                             MANAGEMENT OF THE TRUST

          AGGREGATION

          The overall investment activities of CMA and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund's activities also may be restricted because of regulatory restrictions applicable to CMA and its affiliates, and/or their internal policies.

          THE TRUSTEES AND OFFICERS

          The Board of the Trust oversees the Funds. All of the Trustees are "independent," meaning that they have no affiliation with Bank of America, its affiliates, or the Funds, apart from personal investments that most Trustees have made in certain of the Funds as private individuals. The Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, and have the responsibility of assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and the executive officers ("Officers") of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

                                                                         NUMBER
                            TERM OF                                        OF
                            OFFICE                                       FUNDS
                              AND                                          IN
NAME, YEAR OF BIRTH         LENGTH                                        FUND
AND POSITION HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)       COMPLEX      OTHER DIRECTORSHIPS
THE TRUST                   SERVED       DURING THE PAST FIVE YEARS    OVERSEEN        HELD BY TRUSTEE
-----------------------   ----------   -----------------------------   ---------   -----------------------
                                                 TRUSTEES

Edward J. Boudreau, Jr.   Indefinite   Managing Director - E.J.        79          None
(Born 1944)               term;        Boudreau & Associates
Trustee                   Trustee      (consulting), through
                          since        current;
                          January
                          2005

William P. Carmichael     Indefinite   Retired                         79          Director - Cobra
(Born 1943)               term;                                                    Electronics Corporation
Trustee and Chairman      Trustee                                                  (electronic equipment
of the Board              since                                                    manufacturer); Spectrum
                          1999                                                     Brands, Inc.
                                                                                   (batteries); Simmons
                                                                                   Company (bedding); and
                                                                                   The Finish Line
                                                                                   (apparel)

William A. Hawkins        Indefinite   President, Retail Banking -     79          None
(Born 1942)               term;        IndyMac Bancorp, Inc., from
Trustee                   Trustee      September 1999 to August 2003
                          since
                          January
                          2005

R. Glenn Hilliard         Indefinite   Chairman and Chief Executive    79          Director - Conseco,
(Born 1943)               term;        Officer - Hilliard Group LLC                Inc. (insurance) and
Trustee                   Trustee      (investing and consulting),                 Alea Group Holdings
                          since        from April 2003 through                     (Bermuda), Ltd.
                          January      current; Chairman and Chief                 (insurance)
                          2005         Executive Officer - ING
                                       Americas, from 1999 to April
                                       2003; and Non-Executive
                                       Chairman - Conseco, Inc.
                                       (insurance), from September
                                       2004 through current

Minor M. Shaw             Indefinite   President - Micco Corporation   79          Board Member - Piedmont
(Born 1947)               term;        and Mickel Investment Group                 Natural Gas
Trustee                   Trustee
                          since
                          2003

                                             YEAR
                                            FIRST
                                           ELECTED
                                              OR
                             POSITION     APPOINTED
NAME, YEAR OF BIRTH            WITH           TO
AND ADDRESS                 THE TRUST       OFFICE    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------       -------------   ---------   --------------------------------------------------

                                                OFFICERS

Christopher L. Wilson     President          2004     Head of Mutual Funds since August 2004 and
(Born 1957)               and Chief                   Managing Director of the Advisor since September
One Financial Center      Executive                   2005; President and Chief Executive Officer, CDC
Boston, MA 02110          Officer                     IXIS Asset Management Services, Inc. from
                                                      September 1998 to August 2004

James R. Bordewick, Jr.   Senior Vice        2006     Associate General Counsel, Bank of America, since
(Born 1959)               President,                  April 2005; Senior Vice President and Associate
One Financial Center      Secretary                   General Counsel, MFS Investment Management prior
Boston, MA 02110          and Chief                   to April 2005
                          Legal Officer

J. Kevin Connaughton      Senior Vice        2004     Managing Director of the Advisor since February
(Born 1964)               President,                  1998
One Financial Center      Chief
Boston, MA 02110          Financial
                          Officer and
                          Treasurer

                                             YEAR
                                            FIRST
                                           ELECTED
                                              OR
                             POSITION     APPOINTED
NAME, YEAR OF BIRTH            WITH           TO
AND ADDRESS                 THE TRUST       OFFICE    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------       -------------   ---------   --------------------------------------------------
Mary Joan Hoene           Senior Vice        2004     Senior Vice President and Chief Compliance
(Born 1949)               President                   Officer of various funds in the Columbia Funds
100 Federal Street        and Chief                   Complex; Partner, Carter, Ledyard & Milburn LLP
Boston, MA 02110          Compliance                  (law firm) from January 2001 to August 2004
                          Officer

Michael G. Clarke         Chief              2004     Managing Director of the Advisor since February
(Born 1969)               Accounting                  2001
One Financial Center      Officer and
Boston, MA 02110          Assistant
                          Treasurer

Stephen T. Welsh          Vice               2004     President, Columbia Management Services, Inc.
(Born 1957)               President                   since July 2004; Senior Vice President and
One Financial Center                                  Controller, Columbia Management Services, Inc.
Boston, MA 02110                                      prior to July 2004

Jeffrey R. Coleman        Deputy             2004     Group Operations Manager of the Advisor since
(Born 1969)               Treasurer                   October 2004; Vice President of CDC IXIS Asset
One Financial Center                                  Management Services, Inc. from August 2000 to
Boston, MA 02110                                      September 2004

Joseph F. DiMaria         Deputy             2005     Senior Compliance Manager of the Advisor since
(Born 1968)               Treasurer                   January 2005; Director of Trustee Administration
One Financial Center                                  of the Advisor from May 2003 to January 2005;
Boston, MA 02110                                      Senior Audit Manager, PwC (independent registered
                                                      accounting firm) from July 2000 to April 2003

Ty S. Edwards             Deputy             2005     Vice President of the Advisor since 2002;
(Born 1966)               Treasurer                   Assistant Vice President and Director, State
One Financial Center                                  Street Corporation (financial services) prior to
Boston, MA 02110                                      2002

Barry S. Vallan           Controller         2006     Vice President - Fund Treasury of the Advisor
(Born 1969)                                           since October 2004: Vice President - Trustee
One Financial Center                                  Reporting from April 2002 to October 2004;
Boston, MA 02110                                      Management Consultant, PwC prior to 2002

Peter T. Fariel           Assistant          2006     Associate General Counsel, Bank of America since
(Born 1957)               Secretary                   April 2005; Partner, Goodwin Procter LLP (law
One Financial Center                                  firm) prior to April 2005
Boston, MA 02110

Ryan C. Larrenaga         Assistant          2006     Assistant General Counsel, Bank of America since
(Born 1970)               Secretary                   March 2005; Associate Ropes & Gray LLP (law firm)
One Financial Center                                  from 1998 to February 2005
Boston, MA 02110

Kathryn Dwyer-Thompson    Assistant          2006     Vice President, Mutual Fund Accounting Oversight
(Born 1967)               Treasurer                   of the Advisor since December 2004; Vice
One Financial Center                                  President, State Street Corporation (financial
Boston, MA 02111                                      services) prior to December 2004.

Marybeth C. Pilat         Assistant          2006      Vice President, Mutual Fund Valuation of the
(Born 1968)               Treasurer                   Advisor since January 2006; Vice President,
One Financial Center                                  Mutual Fund Accounting Oversight of the Advisor
Boston, MA 02111                                      prior to January 2006.

Philip N. Prefontaine     Assistant          2006     Vice President, Mutual Fund Reporting of the
(Born 1948)               Treasurer                   Advisor since November 2004; Assistant Vice
One Financial Center                                  President of CDC IXIS Asset Management Services,
Boston, MA 02111                                      Inc. (investment management) prior to November
                                                      2004.

Keith E. Stone            Assistant          2006     Vice President, Trustee Reporting of the Advisor
(Born 1974)               Treasurer                   since September 2003; Manager, Investors Bank &
One Financial Center                                  Trust Company (financial services) from December
Boston, MA 02111                                      2002 to September 2003; Audit Senior, Deloitte &
                                                      Touche, LLP prior to December 2002.

                                             YEAR
                                            FIRST
                                           ELECTED
                                              OR
                             POSITION     APPOINTED
NAME, YEAR OF BIRTH            WITH           TO
AND ADDRESS                 THE TRUST       OFFICE    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------       -------------   ---------   --------------------------------------------------
Julian Quero              Assistant          2006     Senior Compliance Manager of the Advisor since
(Born 1967)               Treasurer                   April 2002; Assistant Vice President of Taxes and
One Financial Center                                  Distributions of the Advisor from 2001 to April
Boston, MA 02110                                      2002

          BOARD COMMITTEES

          The Trust has an Audit Committee, a Governance Committee and an Investment Committee.

          The function of each Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) is primarily responsible for the preparation the financial statements of each Fund, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While each Audit Committee has the duties and powers set forth in the Audit Committee charter, each Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

          The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael are members of the Audit Committee. The Audit Committee members are all not "interested" persons (as defined in the 1940
Act). The Audit Committee met 5 times in 2005.

          The primary responsibilities of the Governance Committee include, as set forth in its charter: i) nominating Independent Trustees; ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael are members of the Governance Committee. The Governance Committee met 4 times in 2005.

          The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the

Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee met 5 times in 2005.

          BOARD COMPENSATION

          Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

Base Compensation
Base Retainer Fee...................   $75,000 per year
In-Person Meeting Fee...............   $7,000 per meeting (paid on a per meeting
                                       basis, even if meeting occurs over
                                       multiple days)
Telephonic Meeting Fee..............   $1,000 per meeting
Audit Committee Meeting Fee.........   $1,000 per meeting (if not held in
                                       connection with a regularly scheduled
                                       Board meeting)
Governance Committee Meeting Fee....   $1,000 per meeting (if not held in
                                       connection with a regularly scheduled
                                       Board meeting)
Investment Committee Meeting Fee....   $1,000 per meeting (if not held in
                                       connection with a regularly scheduled
                                       Board meeting)

Additional Compensation
Chairman............................   25% of the combined total of the base
                                       retainer fee and all meeting fees
Audit Committee Chairman............   10% of the combined total of the base
                                       retainer fee and all meeting fees
Governance Committee Chairman.......   10% of the combined total of the base
                                       retainer fee and all meeting fees
Investment Committee Chairman.......   10% of the combined total of the base
                                       retainer fee and all meeting fees

            Compensation Table for the Fiscal Year Ended May 31, 2006

                                              Total Compensation
                              Aggregate        from the Columbia
                          Compensation from   Funds Complex Paid
Name of Trustee(1)           the Trust(2)     to Directors(3)(4)
------------------        -----------------   ------------------
William P. Carmichael          $102,220            $136,563
Edward J. Boudreau, Jr.          89,954             120,175
William A. Hawkins               89,954             120,175
R. Glenn Hilliard                81,028             108,250
Minor M. Shaw                    88,243             117,975

(1) Because the Funds are new series of the Trust, having begun operations as series of the Trust on November 23, 2005, the Trustees did not oversee (and were not compensated for oversight of) the Funds prior to November 23, 2005.

(2) In addition to their compensation, all Trustees receive reasonable reimbursements for travel and expenses related to their attendance at Board meetings.

(3) Each Trustee receives compensation from three investment companies that are deemed to be part of the Columbia Funds "fund complex," as that term is defined under Item 13 of Form N-1A.

(4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: William P. Carmichael $123,290; Edward
     J. Boudreau, Jr. $45,358; William A. Hawkins $0; R. Glenn Hilliard $97,729; and Minor Mickel Shaw $53,247.

          COLUMBIA FUNDS DEFERRED COMPENSATION PLAN

          Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

          BENEFICIAL EQUITY OWNERSHIP INFORMATION

          As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

          The table below shows for each Trustee, the amount of portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

       Beneficial Equity Ownership in Portfolios and Columbia Funds Family
                      Calendar Year Ended December 31, 2005

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES OF
TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES OF A FUND         COLUMBIA FUNDS FAMILY
-------                   ------------------ -----------------------------------   -----------------------
Edward J. Boudreau, Jr.   Columbia Marsico Focused Equities Fund - D                          E
                          Columbia Global Value Fund - C
                          Columbia Cash Reserves - C
                          Columbia Large Cap Enhanced Core Fund - C
                          Columbia Asset Allocation Fund - C
                          Columbia Balanced Fund - C
                          All Other Funds - A

William P. Carmichael     Columbia Global Value Fund - D                                      E
                          Columbia Marsico 21st Century Fund - D
                          Columbia International Value Fund - E
                          Columbia Marsico Focused Equities Fund - D
                          Columbia Small Cap Growth Fund II - D
                          Columbia Intermediate Core Bond Fund - D
                          Columbia Marsico Growth Fund - D
                          Columbia Large Cap Enhanced Core Fund - E
                          Columbia Marsico Mid Cap Growth Fund - D
                          All Other Funds - A

William A. Hawkins        All Funds - A                                                       A

R. Glenn Hilliard         Columbia Marsico International  Opportunities Fund - D              E
                          Columbia Marsico Focused Equities Fund - D
                          All other Funds - A

Minor M. Shaw             Columbia International Value Fund - C                               E
                          Columbia LargeCap Index Fund - C
                          Columbia Marsico Focused Equities Fund - C
                          Columbia Mid Cap Index Fund - D

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES OF
TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES OF A FUND         COLUMBIA FUNDS FAMILY
-------                   ------------------------------------------------------   -----------------------
                          Columbia Small Cap Index Fund - D
                          All Other Funds - A

          CODES OF ETHICS

          The Trust, each Adviser and CMD have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which, among other things, provides that the Board must review each Code of Ethics at least annually.

          The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, to submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, Advisers and CMD are on public file with, and are available from, the SEC.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of September 29, 2006, the name, address and percentage of ownership of each person who may be deemed to be a principal holder of a Fund (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are:

                                                             ACCOUNT SHARES    PERCENTAGE
FUND/SHARE CLASS NAME      SHAREHOLDER NAME AND ADDRESS           OWNED         OF CLASS
---------------------    --------------------------------   ----------------   ----------
COLUMBIA MASSACHUSETTS   NATIONAL FINANCIAL SERVICES CORP    66,621,106.9800      93.04%
MUNICIPAL RESERVES -     ATTN MIKE MCLAUGHLIN
Retail A Shares          P.O. BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY 10008-3908

COLUMBIA MASSACHUSETTS   BANK OF AMERICA NA                 152,323,471.0300     100.00%
MUNICIPAL RESERVES -     411 N AKARD ST 6TH FLOOR
G-Trust Shares           DALLAS TX 75201-3307

COLUMBIA CONNECTICUT     JOSEPH A GAROFOLI III                7,339,422.3800      29.79%
MUNICIPAL RESERVES -     SUSAN SHUSKUS GAROFOLI JTWROS
Retail A Shares          20 WHALING RD
                         DARIEN CT 06820-5930

                         NATIONAL FINANCIAL SERVICES CORP    14,914,381.4000      60.53%
                         ATTN MIKE MCLAUGHLIN
                         P.O. BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY 10008-3908

                                                             ACCOUNT SHARES    PERCENTAGE
FUND/SHARE CLASS NAME      SHAREHOLDER NAME AND ADDRESS           OWNED         OF CLASS
---------------------    --------------------------------   ----------------   ----------
COLUMBIA CONNECTICUT     BANK OF AMERICA NA                 117,986,310.2100     100.00%
MUNICIPAL RESERVES -     TX1-945-06-07
G-Trust Shares           411 N AKARD ST 6TH FLOOR
                         DALLAS TX 75201-3307

          As of September 29, 2006, the name, address and percentage of ownership of each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of a Fund, in that it is deemed to beneficially own greater than 25% of the outstanding shares of a Fund by virtue of its fiduciary or trust roles, are:

                                                            PERCENTAGE
FUND NAME                  SHAREHOLDER NAME AND ADDRESS       OF FUND
---------                --------------------------------   ----------
COLUMBIA MASSACHUSETTS   NATIONAL FINANCIAL SERVICES CORP     29.75%
MUNICIPAL RESERVES       ATTN MIKE MCLAUGHLIN
                         P.O. BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY 10008-3908
                         BANK OF AMERICA NA                   68.02%
                         411 N AKARD ST 6TH FLOOR
                         DALLAS TX 75201-3307

COLUMBIA CONNECTICUT     BANK OF AMERICA NA                   82.73%
MUNICIPAL RESERVES       TX1-945-06-07
                         411 N AKARD ST 6TH FLOOR
                         DALLAS TX 75201-3307

          As of September 29, 2006, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

          INVESTMENT ADVISER

          CMA (formerly known as Banc of America Capital Management, LLC or BACAP) is the investment adviser to the Funds. CMA also serves as the investment adviser to the portfolios of Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, registered investment companies that are part of the Columbia Funds Family. CMA is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of CMA is 100 Federal Street, Boston, MA 02110.

          INVESTMENT ADVISORY AGREEMENTS

          Pursuant to the terms of the Trust's Investment Advisory Agreement, CMA, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and individually selects and manages the investments of the Funds. The Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement is sometimes referred to as the "Advisory Agreement."

          The Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          The Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by CMA on 60 days' written notice.

          The Funds pay CMA an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

          CMA also may pay amounts from its own assets to CMD or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

          EXPENSE LIMITATIONS

          CMA and/or CMD has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

COLUMBIA FUNDS
EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
PERIOD FROM OCTOBER 1, 2006 TO DECEMBER 31, 2007

                                                FUND LEVEL EXPENSE CAP *
                                                ------------------------
MONEY MARKET FUNDS
Columbia Connecticut Municipal Reserves  **               0.20%
Columbia Massachusetts Municipal Reserves  **             0.20%

* Waivers of CMA advisory and/or administration fees and/or other expense reimbursements will result in the listed Fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** CMA and CMD are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

          ADVISORY FEES PAID

          CMA received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to CMA, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended May 31, 2006.

                                             Amount      Amount    Reimbursed        Other
                                              Paid       Waived    by Adviser   Reimbursements
                                            --------   ---------   ----------   --------------
Columbia Massachusetts Municipal Reserves   $476,576   $(141,664)   $   (18)       $(3,740)
Columbia Connecticut Municipal Reserves     $295,558   $(140,092)   $(2,170)       $(3,740)

          ADMINISTRATOR

          CMA is the administrator of the Columbia Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive fees as compensation for its services, which are computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets.

          CMA also may pay amounts from its own assets to selling or servicing agents for services they provide.

          Pursuant to the Administration Agreement, CMA has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations, (viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

          The Administration Agreement may be terminated by a vote of a majority of the Trustees or by CMA, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that CMA shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either CMA.

          ADMINISTRATION FEES PAID

          The table set forth below states the administration fees paid to CMA for each Fund's fiscal year ended May 31, 2006.

                                              Administration Fees
                                            Paid to CMA by the Fund
                                            -----------------------
Columbia Massachusetts Municipal Reserves           $109,117
Columbia Connecticut Municipal Reserves             $ 53,387

          PRICING AND BOOKKEEPING AGENT

          CMA is responsible for providing certain pricing and bookkeeping services to the Funds. Effective December 1, 2005, the Trust entered into a Pricing and Bookkeeping Agreement and an amended Administration Agreement with CMA. Under these agreements, the Funds will continue to receive substantially the same pricing, bookkeeping and administrative services as they received under the Administration Agreement prior to December 1, 2005. Under a separate agreement (the "Outsourcing Agreement"), CMA has delegated the pricing and bookkeeping function to State Street. CMA pays fees to State Street under the Outsourcing Agreement. CMA and State Street will continue to provide these services to the Funds.

          For services provided under the Pricing and Bookkeeping Agreement, the funds will pay CMA or to such other person(s) as CMA may direct, an annual fee, payable monthly, consisting of: (i) for Fund accounting services, $25,000 plus an additional monthly fee based on a Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Reporting Fee shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Funds will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administration Agreement.

          PRICING AND BOOKKEEPING AGENCY FEES PAID

          The table set forth below states the net pricing and bookkeeping fees paid to CMA for the fiscal year ended May 31, 2006.

                                               Pricing and Bookkeeping
                                            Fees Paid to CMA by the Fund
                                            ----------------------------
Columbia Massachusetts Municipal Reserves              $69,375
Columbia Connecticut Municipal Reserves                $63,247

          DISTRIBUTION FEES PAID

          The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

          EXPENSES

          The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

          The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser) or the Administrator.

          Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

          OTHER SERVICE PROVIDERS

          TRANSFER AGENTS AND CUSTODIAN

          CMS, P.O. Box 8081, Boston, Massachusetts 02286-8081, acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, distributes distributions payable by the Trust to shareholders, produces statements with respect to account activity for the Trust and its shareholders for these services and provides other shareholder servicing functions. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses. In addition the Trust may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Funds. CMS retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds' sub-transfer agent. BFDS/DST assists CMS in carrying out its duties as Transfer Agent.

          State Street, Two Avenue de Lafayette, LCC/4S, Boston, Massachusetts 02111 acts as the Funds' custodian. As Custodian, State Street maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

          With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, State Street serves as Foreign Custody Manager, pursuant to the Custodian Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although State Street agrees to make certain findings with respect to such depositories and to monitor such depositories.

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Funds issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended May 31, 2006 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, as the Trust's independent registered public accounting firm to audit the Funds' financial statements and review their tax returns for the fiscal year ended May 31, 2007

          The Funds' annual reports for the fiscal period ended May 31, 2006 are incorporated herein by reference into this SAI.

          COUNSEL

          Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

          Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day-to-day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interest of customer orders above the specialist's own interest and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist may make a market in certain securities held by the Funds.

          In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

          The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

          Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

          Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

          In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

          The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

          Certain affiliates of Bank of America Corporation, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

          Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

          AGGREGATE BROKERAGE COMMISSIONS

                                             Fiscal Year
                                            Ended May 31,
                                                 2006
                                            -------------
MONEY MARKET FUNDS
Columbia Connecticut Municipal Reserves           $0
Columbia Massachusetts Municipal Reserves         $0

          BROKERAGE COMMISSIONS PAID TO AFFILIATES

          In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

          No Fund paid brokerage commissions to any affiliated broker/dealers for the fiscal year ended May 31,2006.

          DIRECTED BROKERAGE

          A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended May 31, 2006, no Fund directed brokerage transactions.

          SECURITIES OF REGULAR BROKER/DEALERS

          In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Columbia Funds Family. As of May 31, 2006 no Fund owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act.

          ADDITIONAL INVESTOR SERVICING PAYMENTS

          The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund's transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support ("additional shareholder services"). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trust's Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund's transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See "Additional Financial Intermediary Payments" for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).

          For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

          The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

          ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

          Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under "Investor Servicing Payments". For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

          CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in "Additional Investor Servicing Payments". These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

          These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Fees and Expenses" in the Fund's prospectus.

          MARKETING SUPPORT PAYMENTS

          CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

          While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Money Market Funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

          As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

A. G. Edwards & Sons, Inc.              J.J.B. Hilliard, W.L. Lyons, Inc.
AIG Advisor Group                       Lincoln Financial Advisors Corp.
Ameriprise Financial Services, Inc.     Linsco/Private Ledger Corp. (LPL)
AXA Advisors, LLC                       Mellon Financial Markets, LLC

Banc of America Securities LLC          Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated
Banc of America Securities Limited      Money Market One
Bank of America, N.A.                   Morgan Stanley DW Inc.
Bank of New York                        New York State Deferred Compensation
                                        Board
Bear Stearns & Co. Inc.                 Pershing LLC
BMO Nesbitt Burns                       PNC Bank, N.A.
Brown Brothers Harriman & Co.           Raymond James & Associates, Inc.
Chicago Mercantile Exchange             Raymond James Financial Services, Inc.
Citicorp Investment Services            Security Benefit Life Insurance Company
Commonwealth Financial Network          SEI Investments Inc.
Custodial Trust Company                 Silicon Valley Bank
FAS Corp.                               Summit Bank
Ferris Baker Watts, Incorporated        Sungard Institutional Brokerage Inc.
Fidelity Brokerage Services, Inc.       Sun Life Assurance Company of Canada
FinancialOxygen, Inc.                   TIAA-CREF Life Insurance Company
Genworth Financial, Inc.                Transamerica Corporation
Goldman, Sachs & Co.                    UBS Financial Services Inc.
Harris Corp.                            US Bank Trust
Huntington Capital Corp.                Wachovia Securities LLC
Independent Financial Markets Group,    Webster Investment Services, Inc.
Inc.
ING Group                               Wells Fargo Investments, LLC

          CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

          INVESTOR SERVICING PAYMENTS

          CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see "Additional Investor Servicing Payments") and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary's system or other similar services.

          As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:

ACS HR Solutions LLC                    Investmart, Inc.
Administrative Management Group         JP Morgan Retirement Plan Services LLC
Ameriprise Financial Services, Inc.     Lincoln Financial Group
AST Trust Company                       Matrix Settlement & Clearance Services
Benefit Plan Administrators             Mercer HR Services, LLC
Bisys Retirement Services               Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated
Ceridian Retirement Plan Services       Mid Atlantic Capital Corporation
Charles Schwab & Co.                    National Investor Services Corp.
Citigroup Global Markets Inc.           Nationwide Investment Services

CitiStreet LLC                          NYLife Distributors LLC
City National Bank                      PNC Advisors
CNA Trust Corporation                   Princeton Retirement Group
Compensation & Capital Administrative   RBC Dain Rauscher Inc.
Services, Inc
CompuSys Erisa Group of Companies       Stanton Trust
Crown Point Trust Company               Sungard Investment Products, Inc.
Daily Access Concepts, Inc.             The 401k Company
Digital Retirement Solutions            T. Rowe Price Group, Inc.
Edgewood Services, Inc.                 Unified Trust Company, N.A.
ExpertPlan                              The Gem Group, L.P.
Fidelity Investments Institutional      The Principal Financial Group
Operations Co.
Fiserv Trust Company                    The Vanguard Group, Inc.
GWFS Equities, Inc.                     Wachovia Securities, LLC
Hartford Life Insurance Company         Wells Fargo Investments, LLC
Hewitt Associates LLC                   Wilmington Trust Corporation

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

          OTHER PAYMENTS

          From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.

          Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

                                  CAPITAL STOCK

          DESCRIPTION OF THE TRUST'S SHARES

This SAI related to the offering of:

     - Retail A Shares of Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves

     - G-Trust Shares of Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves

          ABOUT THE TRUST'S CAPITAL STOCK

          The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

          Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

          Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

          Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

          Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

          With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

          Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

          Preemptive Rights. There are no preemptive rights associated with Fund shares.

          Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Funds' prospectuses.

          Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

          Sinking Fund Provisions. The Trust has no sinking fund provisions.

          Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

          PURCHASE, REDEMPTION AND EXCHANGE

          An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

          Purchases and Redemptions

          The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or, if applicable, a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

          The Trust may redeem shares involuntarily in order to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

          The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          Anti-Money Laundering Compliance.

          The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

          OFFERING PRICE

          Money Market Funds

          The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

          - The net asset value per share of the Money Market Funds will be determined at the times described in the Funds' prospectuses.

          Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                          INFORMATION CONCERNING TAXES

          The following information supplements and should be read in conjunction with the section in each prospectus entitled "Taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

          A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

          The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY

          The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each regulated investment company is a series of a Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

          In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)) or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

          In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

          If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

          EXCISE TAX

          A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

          CAPITAL LOSS CARRY-FORWARDS

          A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

          TAXATION OF FUND INVESTMENTS

          In general, realized gains or losses on the sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

          If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

          Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

          If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a

Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

          Rules governing the federal income tax aspects of derivatives, including swap agreements are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives.

          In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

          TAXATION OF DISTRIBUTIONS

          Except for exempt-interest distributions paid by the Tax-Exempt Funds, discussed below, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

          Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year) regardless of how long a shareholder has held Fund shares and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

          Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

          SALES AND EXCHANGES OF FUND SHARES

          In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, or short-term otherwise.

          If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

          If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

          FOREIGN TAXES

          Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds will qualify for this election.

          FEDERAL INCOME TAX RATES

          As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

          The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

          BACKUP WITHHOLDING

          The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

          TAX-DEFERRED PLANS

          The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

          CORPORATE SHAREHOLDERS

          Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

          FOREIGN SHAREHOLDERS

          With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest distributions from a Fund, described below. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

          As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be give to this effect. If a Fund realizes any short-term capital gain, the rules attributable to the qualification of Fund distributions of short-term capital gain to foreign shareholders are complex, and foreign shareholders therefore are urged to consult their own tax advisors and financial planners with respect to the particular tax consequences to them of an investment in a Fund.

          Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations. If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

          The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

          Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

          SPECIAL TAX CONSIDERATIONS PERTAINING TO ALL THE TAX-EXEMPT FUNDS

          If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

          Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

          Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

          In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

          The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

          SPECIAL TAX CONSIDERATIONS PERTAINING TO COLUMBIA CONNECTICUT MUNICIPAL RESERVES

          Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law ("Connecticut Obligations") or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

          SPECIAL TAX CONSIDERATIONS PERTAINING TO COLUMBIA MASSACHUSETTS MUNICIPAL RESERVES

          Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts individual income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities (as defined above), or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts's corporate excise tax.

                      UNDERWRITER COMPENSATION AND PAYMENTS

          CMD is the principal underwriter and Distributor of the shares of the Funds. Its address is: One Financial Center, Boston, Massachusetts 02111-2621.

          Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

          The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by CMA or the Distributor on 60 days' written notice.

          During the fiscal year ended May 31, 2006, the Distributor received $0 in underwriting commissions from the Funds.

          The following table shows all commissions and other compensation received by CMD for each Fund's fiscal year ended May 31, 2006.

                                                 NET       COMPENSATION
                                            UNDERWRITING        ON
                                              DISCOUNTS     REDEMPTIONS
                                                 AND            AND        BROKERAGE        OTHER
FUND                                         COMMISSIONS    REPURCHASES   COMMISSIONS   COMPENSATION
----                                        ------------   ------------   -----------   ------------
Columbia Massachusetts Municipal Reserves        N/A            N/A           N/A          $32,895
Columbia Connecticut Municipal Reserves          N/A            N/A           N/A          $23,101

          ADVERTISING FUND PERFORMANCE

          Performance information for the Funds may be obtained by calling (800) 345-6611 if you are an individual investor or (800) 353-0828 if you are an institutional investor or by visiting www.columbiafunds.com. From time to time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

          Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

          Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of gains realized and the lower the level of tax efficiency over a given period of time.

          In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

          Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

          The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

          In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

          The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

          The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

          In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

          Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

          YIELD CALCULATIONS

          MONEY MARKET FUNDS

          The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with distributions from the original share, and distributions declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

          TOTAL RETURN CALCULATIONS

          Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)(n) = ERV

Where: P   = a hypothetical initial payment of $1,000

       T   = average annual total return

       (n) = number of years

       ERV = ending redeemable value at the end of the period of a hypothetical
             $1,000 payment made at the beginning of such period.

          This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

          CUMULATIVE RETURN

          Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

          Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       CTR = (ERV-P) 100
        P

Where: CTR =  Cumulative total return

       ERV = ending redeemable value at the end of the period of a hypothetical
             $1,000 payment made at the beginning of such period

        P  = initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

          Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

          AFTER-TAX RETURN CALCULATIONS

          As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATVDR"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ATVDR.

          After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

          The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

               BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

          The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

               Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

          The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

               AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

               AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

               A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

               BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

          To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

               AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

               AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

               A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

               BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

          The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

          MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

          The following summarizes the two highest ratings used by S&P for short-term municipal notes:

          SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

          SP-2 - Indicates satisfactory capacity to pay principal and interest.

                              APPENDIX B--GLOSSARY

Term Used in SAI                        Definition
----------------                        ----------
1933 Act.............................   Securities Act of 1933, as amended
1934 Act.............................   Securities Exchange Act of 1934, as
                                        amended
1940 Act.............................   Investment Company Act of 1940, as
                                        amended
Administrator........................   CMA
Adviser..............................   CMA
Advisory Agreement...................   The Investment Advisory Agreement for
                                        the Funds
AMEX.................................   American Stock Exchange
BACAP................................   Banc of America Capital Management, LLC
BACAP Distributors...................   BACAP Distributors, LLC
Bank of America......................   Bank of America, N.A.
BFDS/DST.............................   Boston Financial Data Services, Inc./DST
                                        Systems, Inc.
BNY..................................   The Bank of New York
Board................................   The Trust's Board of Trustees
CFMIT................................   Columbia Funds Master Investment Trust
                                        (formerly known as Nations Master
                                        Investment Trust)
CFTC.................................   Commodity Futures Trading Commission
CFVIT I..............................   Columbia Funds Variable Insurance Trust
                                        I (formerly known as Nations Separate
                                        Account Trust)
CMA..................................   Columbia Management Advisors, LLC
                                        (formerly known as BACAP)
CMD..................................   Columbia Management Distributors,
                                        Inc. (formerly known as BACAP
                                        Distributors)
CMOs.................................   Collateralized mortgage obligations
CMS..................................   Columbia Management Services, Inc.
Code.................................   Internal Revenue Code of 1986, as
                                        amended
Code(s) of Ethics....................   The codes of ethics adopted by the Board
                                        pursuant to Rule 17j-1 under the 1940
                                        Act
Columbia Funds or Columbia Funds
Family...............................   The fund complex that is comprised of
                                        the Trust along with CFVIT I and CFMIT
Companies............................   Two or more of CFVIT I, CFMIT or the
                                        Trust, as the context may require
Company..............................   Any one of CFVIT I, CFMIT or the Trust,
                                        as the context may require
Custodian............................   State Street
Custodian Agreement..................   The master custodian agreement between
                                        the Trust, CFMIT and CFVIT I on behalf
                                        of each of their Funds, and State Street
                                        and CMD
Distribution Plan....................   The plan adopted by the Board for the
                                        distribution of the Funds' shares
Distributor..........................   CMD
FDIC.................................   Federal Deposit Insurance Corporation
FHLMC................................   Federal Home Loan Mortgage Corporation
FNMA.................................   Federal National Mortgage Association
Fund.................................   One of the open-end management
                                        investment companies listed on the front
                                        cover of this SAI (that is a series of
                                        the Trust)
Funds................................   Both of the open-end management
                                        investment companies listed on the front
                                        cover of this SAI (that are series of
                                        the Trust)
GNMA.................................   Government National Mortgage Association
Investment Advisory Agreement........   The investment advisory agreement with
                                        between the Trust, on behalf of its
                                        Funds, and CMA

IRS..................................   United States Internal Revenue Service
LIBOR................................   London Interbank Offered Rate
Money Market Fund(s).................   One or more of those Funds shown on the
                                        front cover of the SAI, along with
                                        Columbia California Tax-Exempt Reserves,
                                        Columbia Cash Reserves, Columbia
                                        Government Reserves, Columbia Government
                                        Plus Reserves, Columbia Money Market
                                        Reserves, Columbia Municipal Reserves,
                                        Columbia New York Tax-Exempt Reserves,
                                        Columbia Prime Reserves, Columbia
                                        Tax-Exempt Reserves and Columbia
                                        Treasury Reserves, other series of the
                                        Trust that are not the subject of this
                                        SAI
Moody's..............................   Moody's Investors Service, Inc.
NRSRO................................   Nationally recognized statistical
                                        ratings organization (such as Moody's or
                                        S&P)
NYSE.................................   New York Stock Exchange
REIT.................................   Real estate investment trust
S&P..................................   Standard & Poor's Corporation
SAI..................................   This Statement of Additional Information
SEC..................................   United States Securities and Exchange
                                        Commission
Selling Agent........................   Banks, broker/dealers or other financial
                                        institutions that have entered into a
                                        sales support agreement with the
                                        Distributor
Servicing Agent......................   Banks, broker/dealers or other financial
                                        institutions that have entered into a
                                        shareholder servicing agreement with the
                                        Distributor
Shareholder Servicing Plan...........   The shareholder servicing plan adopted
                                        by the Board on behalf of the Funds
SMBS.................................   Stripped mortgage-backed securities
State Street.........................   State Street Bank and Trust Company
Transfer Agent.......................   CMS
Transfer Agency Agreement............   The transfer agency agreement between
                                        the Trust, on behalf of its respective
                                        Funds, and CMS
The Trust............................   Columbia Funds Series Trust (formerly
                                        known as Nations Funds Trust), the
                                        registered investment company in the
                                        Columbia Funds Family to which this SAI
                                        relates
Trustee(s)...........................   One or more Trustees of the Trust

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

          CONNECTICUT

          The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

          The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that Columbia Connecticut Municipal Reserves invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

          Connecticut (sometimes referred to as the State) is highly urbanized, with a 2002 population density of 714 persons per square mile, as compared to 82 for the United States as a whole and 225 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1993 to 2002, rising from $29,274 to $42,823. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

          Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, military and civilian helicopters, and submarines) being the dominant industry, followed by fabricated metals, machinery, and computers and electronics. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 13% of total non-agricultural employment in Connecticut in 2002; it was 12% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 6.3% in 1993 to 2.2% in 2000 but rose to 5.0% for the first half of 2003.

          At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, $71,800,000, $300,400,000, and $30,700,000, respectively. On
September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

          The adopted budget for the 2002-2003 fiscal year had anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000. A special session of the General Assembly called by the Governor resulted in further deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year by a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions so estimated to equal approximately $108,000,000. As of October 1, 2003, the Comptroller estimated a deficit of $96,800,000 for the 2002-2003 fiscal year. This deficit was financed by the issuance of $97,700,000 of Economic Recovery Notes on June 24, 2004.

          At the conclusion of its June 30, 2003, Special Session, the General Assembly passed a budget bill, certain amendments, and implementing legislation with respect to the 2003-2004 and 2004-2005 fiscal years. The Governor signed the budget bill on August 16, 2003, and signed all the amendments and the implementing legislation on August 20, 2003. The resulting General Fund budget for the 2003-2004 fiscal year anticipated revenues of $12,452,100,000, expenditures of $12,452,000,000, and a surplus of $100,000, and the resulting General Fund budget for the 2004-2005 fiscal year anticipated revenues of $12,967,100,000, expenditures of $12,966,900,000, and a surplus of $200,000.
These results were expected to be generated by net revenue enhancements of approximately $570,000,000 for the 2003-2004 fiscal year and $550,000,000 for the 2004-2005 fiscal year, and by reductions in expenditures for current services of approximately $715,000,000 for the 2003-2004 fiscal year and $1,160,000,000 for the 2004-2005 fiscal year, as well as by elements of the deficit mitigation legislation enacted in February, 2003. On May 6, 2004, the Governor signed a bill making adjustments to the budgets for the 2003-2004 and 2004-2005 fiscal years. At the time this bill was adopted, the General Assembly was projecting a General Fund surplus for the 2003-2004 fiscal year of $328,200,000. Of this amount, expenditures were increased by $234,900,000 in the 2003-2004 fiscal year, of which $90,500,000 was for deficiencies in the 2003-2004 fiscal year and $112,400,000 was carried forward to fund expenditures in the 2004-2005 fiscal year. Additionally, $125,300,000 was transferred to revenue in the 2004-2005 fiscal year. The bill also increased expenditures for the 2004-2005 fiscal year by $259,100,000 to $13,226,000,000. The revised budget for the 2004-2005 fiscal year is expected to be in surplus by $300,000. Both the Comptroller and the Office of Policy and Management have estimated a General Fund surplus for the 2003-2004 fiscal year of $51,900,000 as of May 31, 2004.

          The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 16, 2003, the State had authorized direct general obligation bond indebtedness totaling $17,548,405,000, of which $15,898,508,000 had been approved for issuance by the State Bond Commission and $14,773,386,000 had been issued. As of June 15, 2004, net State direct general obligation bond indebtedness outstanding was $9,787,463,000.

          In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of December 16, 2003, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,873,500,000.

          The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2003, the State's outstanding obligation was $1,027,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000. The State has authorized a net increase in school construction grant commitments of $585,100,000 that take effect in the 2003-2004 fiscal year.

          The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. The Moody's rating was downgraded from Aa2 on July 2, 2003. On September 26, 2003, Standard & Poor's revised its credit outlook on such bonds from "negative" to "stable."

          A bipartisan legislative committee was appointed to investigate Governor John G. Rowland in connection with alleged with contract awards and gifts received. The committee was to report on June 30,

2004, but on June 21, 2004, Governor Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election.

          The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vi) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (vii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs;
(viii) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (ix) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; (x) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs; (xi) and a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system.

          As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the first four years. The anticipated cost of compliance over the four-year period is $45,000,000.

          General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

          In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

          MASSACHUSETTS

          Columbia Massachusetts Municipal Reserves's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.